SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 12, 2001

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Meridian Crossings, Suite 850
Minneapolis, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

(952) 851-6000
(Registrant’s telephone number)

Items 1-4.	Not Applicable.

Item 5.	Other Events.

                The Registrant has entered into a Second Amendment and Restatement Agreement (the “Amendment”), dated as of October 12, 2001, with Bankers Trust Company, a New York banking corporation, as administrative agent for the lenders and a lender; Bank One, NA, as documentation agent and a lender; and the several banks and other financial institutions from time to time parties thereto, amending the Registrant’s Amended and Restated Credit Agreement, dated as of June 25, 1998, as has been amended from time to time (the “Amended and Restated Credit Agreement,” and as amended by the Amendment, the “Credit Agreement”).

                The Amendment, among other changes, provided for the conversion of certain previously outstanding revolving loans to term loans with a corresponding permanent reduction in the revolving commitment.  Further, the Amendment permanently reduced the aggregate commitment under the Credit Agreement from $220,000,000 to $185,000,000.

                In conjunction with the Amendment (and in addition to the pre-existing collateral under the Amended and Restated Credit Agreement), the Registrant, Vision–Ease Lens, Inc., and Vision–Ease Lens Azusa, Inc. entered into security agreements providing collateral, and Vision–Ease Lens, Inc. granted a mortgage on its real property located in Ramsey, Minnesota, to secure the obligations under the Credit Agreement.  Such collateral and mortgage will also secure up to a maximum amount of $2,000,000 of the Registrant’s obligations under an existing Continuing Reimbursement Agreement for Commercial Letters of Credit, dated as of July 14, 2000, between the Registrant and U.S. Bank National Association.

Item 6.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

	(a) - (b)	Not Applicable.

	(c)	Exhibits Required by Item 601 of Regulation S-K.

	Exhibit	Description

10.46

Second Amendment and Restatement Agreement, dated as of October 12, 2001, by and among BMC Industries, Inc., Bankers Trust Company, as administrative agent, Bank One, NA, as documentation agent, and various banks and other financial institutions as parties thereto.

	10.47	Security Agreement, dated as of October 12, 2001, by and among BMC Industries, Inc., Bankers Trust Company, as administrative agent, and U.S. Bank National Association.

10.48

Subsidiary Guarantor Security Agreement, dated as of October 12, 2001, by and among Vision-Ease Lens, Inc., Vision-Ease Lens Azusa, Inc., Bankers Trust Company, as administrative agent, and U.S. Bank National Association.

	10.49	Amended and Restated Subsidiary Guarantee Agreement, dated as of October 12, 2001, made by Vision-Ease Lens, Inc. and Vision-Ease Lens Azusa, Inc.

	10.50	Second Amended and Restated Pledge Agreement, dated as of October 12, 2001, made by BMC Industries, Inc., to Bankers Trust Company, as Collateral Agent.

10.51

Mortgage, Assignment of Leases and Rents and Fixture Filing, dated as of October 12, 2001, made by Vision-Ease Lens, Inc., to Bankers Trust Company, in its capacity as Administrative Agent under the Credit Agreement.

Items 8-9.		Not Applicable.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: October 22, 2001	By:	Jon A. Dobson
	Its:	Vice President of Human Resources, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

10.46

Second Amendment and Restatement Agreement, dated as of October 12, 2001, by and among BMC Industries, Inc., Bankers Trust Company, as administrative agent, Bank One, NA, as documentation agent, and various banks and other financial institutions as parties thereto.

Electronic Transmission

10.47	Security Agreement, dated as of October 12, 2001, by and among BMC Industries, Inc., Bankers Trust Company, as administrative agent, and U.S. Bank National Association.	Electronic Transmission

10.48

Subsidiary Guarantor Security Agreement, dated as of October 12, 2001, by and among Vision-Ease Lens, Inc., Vision-Ease Lens Azusa, Inc., Bankers Trust Company, as administrative agent, and U.S. Bank National Association.

Electronic Transmission

10.49	Amended and Restated Subsidiary Guarantee Agreement, dated as of October 12, 2001, made by Vision-Ease Lens, Inc. and Vision-Ease Lens Azusa, Inc.	Electronic Transmission

10.50	Second Amended and Restated Pledge Agreement, dated as of October 12, 2001, made by BMC Industries, Inc., to Bankers Trust Company, as Collateral Agent.	Electronic Transmission

10.51

Mortgage, Assignment of Leases and Rents and Fixture Filing, dated as of October 12, 2001, made by Vision-Ease Lens, Inc., to Bankers Trust Company, in its capacity as Administrative Agent under the Credit Agreement.

Electronic Transmission